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                                                               Exhibit 10.12 (v)


               PATENT, TRADEMARK AND COPYRIGHT SECURITY AGREEMENT

         THIS TRADEMARK AND COPYRIGHT SECURITY AGREEMENT ("Agreement") is entered into as of January 14, 1997 by CREDENTIALS SERVICES INTERNATIONAL, INC., a Delaware corporation ("Debtor"), and LASALLE NATIONAL BANK ("Secured Party").

                                   RECITALS:

         A. Debtor and Secured Party have entered into a certain Credit Agreement of even date herewith (as amended, restated or otherwise modified and in effect from time to time, the "Credit Agreement"), pursuant to which Secured Party has agreed, subject to the terms and conditions thereof, to make loans and other financial accommodations to Debtor from time to time.

         B. Secured Party has required, as a condition to its entering into the Credit Agreement, that Debtor execute and deliver this Agreement.

         NOW, THEREFORE, in consideration of the premises and to induce Secured Party to enter into the Credit Agreement and to make loans and financial accommodations to Debtor thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Incorporation of Security Agreement; Credit Agreement Definitions. The Security Agreement and the provisions thereof are hereby incorporated herein in their entirety by this reference thereto. Capitalized terms used herein without definition are used herein as defined in the Credit Agreement.

         2. Assignment for Security. To secure the complete and timely payment and satisfaction of the Obligations, Debtor hereby grants to Lender a continuing security interest in Debtor's entire right, title and interest in and to all of its now owned or existing and hereafter acquired or arising:

                 (a) patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein, all patentable inventions and those patents and patent applications listed on
Schedule 1 attached hereto, and the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing, and all income, royalties, damages and payments now or hereafter due or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing (all of the foregoing herein referred to as the "Patents");

                 (b) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, the trademarks and applications listed on Schedule 2 attached hereto, and any renewals thereof, and all income, royalties, damages and payments now or hereafter due or payable )under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing (all of the foregoing herein referred to as the "Trademarks"); and

                 (c) all copyrights and interests in copyrights, works protectable by copyrights, copyright registrations and copyright applications, including, without limitation, the copyright registrations and applications listed on Schedule 3 attached hereto, and all renewals of any of the foregoing, all income, royalties, damages and payments now and hereafter due or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing (all of the foregoing herein referred to as the "Copyrights");

                 (d) all rights corresponding to any of the foregoing throughout the world and the goodwill of Debtor's business connected with the use of and symbolized by the Trademarks.




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In addition to, and not by way of limitation of, all other rights granted to
Lender under this Agreement, Debtor hereby assigns, transfers and conveys to Lender all of the Patents, Copyrights and Trademarks, together with the rights and goodwill described in clause (d) above to the extent necessary to enable Lender, effective upon the occurrence of any Event of Default, to realize on such property and any successor or assign to enjoy the benefits thereof. This right and assignment shall inure to the benefit of Lender and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and assignment is granted without charge, without requirement that any monetary payment whatsoever, including, without limitation, any royalty or license fee, be made to Debtor or any other Person by Secured Party, except that if Lender shall receive proceeds from the disposition of any such property, such proceeds shall be applied to the Obligations.

         3. Reports of Applications. The Patents, Copyrights and Trademarks listed on Schedules 1, 2 and 3, respectively, constitute all of the federally registered patents, copyrights and trademarks, and all of the federal applications therefor now owned by Debtor. Debtor shall provide Secured Party on an annual basis with a list of all patents, copyrights and trademarks issued or applied for by Debtor subsequent to the issuance of the previous list, which patents, copyrights and trademarks, if any, shall be subject to the terms and conditions of the Security Agreement and this Agreement.

         4. Effect on Credit Agreement; Cumulative Remedies. Debtor acknowledges and agrees that this Agreement is not intended to limit or restrict in any way the rights and remedies of Secured Party under the Credit Agreement or the Security Agreement but rather is intended to supplement and facilitate the exercise of such rights and remedies. All of the rights and remedies of Secured Party with respect to the Patents, Copyrights and Trademarks, whether established hereby, by the Credit Agreement or the Security Agreement, by any other agreements, or by law, shall be cumulative and may be exercised singularly or concurrently.

         5. Binding Effect. This Agreement shall be binding upon Debtor and its successors and assigns and shall inure to the benefit of Secured Party and its successors and assigns.

         6. Applicable Law; Severability. This Agreement shall be construed in accordance with, and governed by, all of the provisions of the Illinois Uniform Commercial Code and by the other internal laws of the State of Illinois, except for the perfection and enforcement of security interests and liens in other jurisdictions, which shall be governed by the laws of such other jurisdiction or, as applicable, by the laws of the United States of America. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such




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provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

                                   * * * * *

         IN WITNESS WHEREOF, the undersigned has duly executed this Agreement as of the date first written above.

                                        CREDENTIALS SERVICES INTERNATIONAL, INC.


                                        By:  /s/ Vineet Pruthi
                                          --------------------------------------
                                        Name: Vineet Pruthi
                                        Title: Chief Financial Officer

                                        Address: 333 City Boulevard West
                                                 Orange, CA 92688

Accepted and Agreed To:

LASALLE NATIONAL BANK


By:  /s/ ANDREW KANFER
------------------------
Name: Andrew Kanfer
Title: Loan Officer

Address:         135 South LaSalle Street
                 Chicago, IL 60603




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                                   SCHEDULE 1

                                    PATENTS

U.S. Patent No.         Date Issued             Related Foreign Patents

U.S. Patent Application No.                     Date Applied




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                                  SCHEDULE  2

                                   TRADEMARKS

                            Trademark Registrations

Mark                    Registration No.                Date

Privacy Watch           No. 2,000,996                   9/17/96


                             Trademark Applications

Mark                    Trademark Application No.       Date Applied




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                                  SCHEDULE  3

                                   COPYRIGHTS

                            Copyright Registrations

Registration No.                Date

                             Copyright Applications

Copyright Description           Copyright Application No.       Date Applied




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                                 ACKNOWLEDGMENT

STATE OF Illinois         )
                          )  SS
COUNTY OF Cook            )


         I, Susan Adams, a Notary Public in and for said County and State, DO
HEREBY CERTIFY THAT   Vineet Pruthi the CFO of CREDENTIALS SERVICES
INTERNATIONAL, INC. a Delaware corporation, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such _______________ appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act and as the free and voluntary act of such corporation.

GIVEN under my hand and notarial seal this 14th day of January, 1997.

                                          /s/ Susan A. Adams
                                          --------------------------------------


                                          Notary Public

                                          My Commission Expires:

                                          OFFICIAL SEAL      SUSAN A ADAMS
                                   NOTARY PUBLIC STATE OF ILLINOIS MY COMMISSION
                                          EXP. MAY 26,1999